SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549


                              FORM 8-K


      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                        EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):    November 24, 1999
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                           Oak Industries Inc.
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       (Exact name of registrant as specified in its charter)



         Delaware                      1-4474                36-1569000
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(State or other jurisdiction   (Commission File Number)   (IRS Employer
      of incorporation)                                Identification No.)



1000 Winter Street,   Waltham, MA                               02451
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:  781.890.0400
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(Former name or former address, if changed since last report)






                   INFORMATION TO BE INCLUDED IN THE REPORT




ITEM 5.  OTHER EVENTS.

On November 24, 1999, Oak Industries Inc., a Delaware corporation ("Oak") amended the Rights Agreement dated as of December 7, 1995 between Oak and BankBoston N.A., as Rights Agent, to render the Rights (as defined in the Rights Agreement) issued pursuant to the terms of the Rights Agreement inapplicable to the Agreement and Plan of Merger dated as of November 13, 1999, among Oak, Corning Incorporated, a New York corporation, and Riesling Acquisition Corporation, a Delaware corporation.

A copy of the Amendment to the Rights Agreement is attached hereto as
Exhibit 4 and is incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (c)  Exhibits.

             Exhibit 4 -  Amendment, dated as of November 24, 1999 to
                          the Rights Agreement, originally dated as of December 7, 1995, between Oak Industries Inc. and BankBoston N.A.





                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                              OAK INDUSTRIES INC.



                                              By:  /s/Coleman S. Hicks
                                                 ------------------------
                                                 Coleman S. Hicks
                                                 Senior Vice President and
                                                 Chief Financial Officer


Dated:  November 24, 1999



                               EXHIBIT INDEX


Exhibit No.    Description

     4 Amendment, dated as of November 24, 1999 to the Rights Agreement, originally dated as of December 7, 1995, between Oak Industries Inc. and BankBoston N.A.